Exhibit 99.08



  This Subscription Certificate will be null and void if not received by the Subscription Agent by 5:00 p.m., Eastern Standard Time on March 19, 2001

                            Subscription Certificate
                        Adelphia Business Solutions, Inc.

This Subscription Certificate is not transferable.

    The terms and conditions of the rights offering are set forth in the prospectus supplement relating to shares of Class B common stock, $.01 par value per share, of Adelphia Business Solutions, Inc. (the "Company") dated February 20, 2001 and the related prospectus dated October 25, 1999 (together, the "Prospectus") and are incorporated herein by reference. Copies of the Prospectus are available upon request from the Company and American Stock Transfer & Trust Company (the "Subscription Agent").

                       Subscription Price: $7.28 per share

    (The number of rights you are entitled to are listed on the upper right hand corner of this certificate. You may under subscribe as detailed in the Prospectus).

    The rights represented by this Subscription Certificate, in whole or in part, may be exercised by duly completing Sections 1 and 2 on the reverse side of this certificate. Before exercising rights, rights holders are urged to read carefully and in its entirety the Prospectus, copies of which are available from the Company and the Subscription Agent.

    IMPORTANT--Complete the appropriate Sections on the reverse side of this certificate, and sign on reverse side. Subject to the provisions of the Prospectus, if the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the rights evidenced hereby, such action as is clearly delineated in such holder's instructions will be taken.

    The registered holder of rights whose name is set forth herein is entitled to subscribe for one share of Class A common stock of the Company at a subscription price of $7.28 per share (the "Subscription Price") for each whole right evidenced hereby under the terms and subject to the conditions set forth in the Prospectus. Payment of the full Subscription Price for all shares subscribed for pursuant to the exercise of rights must accompany this properly completed and duly executed Subscription Certificate, payable in United States currency by personal check, certified or cashier's check drawn on a bank located in the United States or by U.S. postal money order, payable to "American Stock Transfer & Trust Company, as Subscription Agent," or by wire transfer of funds.

  Dated: February 20, 2001    ADELPHIA BUSINESS SOLUTIONS, INC.


                               /s/   James P. Rigas
                              BY:
                              James P. Rigas, Chief Executive officer

                               /s/   Michael J. Rigas
                              BY:
                              Michael J. Rigas, Secretary

COUNTERSIGNED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

     /s/   George Karfunkel

BY:

    Authorized Officer

    INSTRUCTIONS: To exercise all or part of the rights evidenced by this Subscription Certificate, please complete Section 1 and sign below. In order to have the Subscription Agent deliver shares issued upon the exercise of rights to another person or delivered to an address other than the one listed on the face of this Subscription Certificate, please complete Section 2, including signature, below.

    Any exercise of rights evidenced hereby is irrevocable.

    SECTION 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises rights to subscribe for shares as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    Please print all information clearly and legibly.

    I wish to purchase                     shares of Class B common stock

                  (Number of shares--whole number only)

    upon exercise of my rights at $7.28 per share = $                .

    |_| Check or U.S. postal money order payable to American Stock Transfer & Trust Company, as Subscription Agent.

    |_| Wire transfer directly to the escrow account maintained by American
      Stock Transfer & Trust Company, as Subscription Agent, at Chase Manhattan Bank, 55 Water Street, New York, New York 10004: ABA #021-000021, Account #323-836933.

    SECTION 2--SPECIAL INSTRUCTIONS:

    |_| check here for special delivery instructions. The Subscription Agent is hereby authorized to deliver Certificates for the shares subscribed for to the undersigned at the address below.

Name:
Address:
Dated:                  , 2001


                          SIGNATURE(S) OF HOLDER(S)
           (exactly as it appears on the face of this Certificate)






                          Guarantee of Signature(s)
           (if you specified special delivery, instructions above)

            Authorized Signature:

            Name:

            Title:

            Firm:

            Address:

            Telephone:

            Dated:                   , 2001